UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. ___)

Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☑ Definitive Additional Material
☐ Soliciting Material Pursuant to §240.14a-12
CENTERSPACE

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
☑ No fee required.
☐ Fee paid previously with preliminary materials.
☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14-a6(i)(1) and 0-11.

Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V89740-P45899 Your Vote Counts! You invested in CENTERSPACE and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on May 13, 2026. *Please check the meeting materials for any special requirements for meeting attendance. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 29, 2026. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote Virtually at the Meeting* May 13, 2026 11:00 AM CDT Virtually at: www.virtualshareholdermeeting.com/CSR2026 CENTERSPACE 1324 20TH AVENUE SW PO BOX 1988 MINOT, ND 58702-1988 CENTERSPACE 2026 Annual Meeting Vote by May 12, 2026 10:59 P.M. CDT

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V89741-P45899 1. ELECTION OF TRUSTEES Nominees: 1a. John A. Schissel For 1b. Ola Oyinsan Hixon For 1c. Rodney Jones-Tyson For 1d. Anne Olson For 1e. Jay L. Rosenberg For 1f. Mary J. Twinem For 2. ADVISORY VOTE ON EXECUTIVE COMPENSATION. For 3. RATIFICATION OF SELECTION OF GRANT THORNTON LLP AS THE COMPANY’S INDEPENDENT AUDITOR FOR THE YEAR ENDING DECEMBER 31, 2026. For NOTE: Such other business as may properly come before the meeting or any adjournment thereof.